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                                 EXHIBIT 10.19
   EXHIBIT C, CREDIT AGREEMENT, AMENDMENT, TO MANUFACTURING AND PURCHASE AGREEMENT BETWEEN XYLAN AND VICTRON INC., DATED AS OF DECEMBER 30, 1996


                 AMENDMENT TO THE LOAN AND SECURITY AGREEMENT
                 --------------------------------------------

     This Amendment to the LOAN AND SECURITY AGREEMENT is made as of December 30, 1996 by and between VICTRON, INC. (the "Seller") and XYLAN CORPORATION (the "Buyer").

     WHEREAS, the Seller and the Buyer entered into the LOAN AND SECURITY AGREEMENT effective as of March 28, 1996 (the "Agreement") which remains in full force and effect; and

     WHEREAS, the Seller and the Buyer desire to modify certain terms of the Agreement;

     NOW THEREFORE, IT IS AGREED THAT:

     1. The aggregate amount of loans set forth in Section 2.1 of the Agreement shall hereby be amended to not to exceed Ten Million Dollars ($10,000,000).

     2. Pursuant to the amendment to the aggregate amount of the loans as described, the reference of Six Million Dollars ($6,000,000) in Section 2.4 shall be read to Ten Million Dollars ($10,000,000).

     3. Except for the terms amended hereunder, all other terms and conditions of the Agreement shall remain in full force and effect until the Maturity Date as defined in the Agreement.

                                    VICTRON, INC.


                                    By:    /s/ Todd Yun
                                           ------------
                                           Name:   Todd Yun
                                           Title:  President



                                    XYLAN CORPORATION


                                    By:    /s/ Steve Kim
                                           -------------
                                           Name:   Steve Kim
                                           Title:  President